Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,124,999.61
Previously Paid Amount	2,567.80
Total Fee Amount	3,193.56
Total Offset Amount	0.00
Net Fee	$ 625.76